Exhibit 99.10

                   AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: April 3, 2009






                                             THIRD POINT LLC

                                             By:  Daniel S. Loeb,
                                                  Chief Executive Officer


                                             By:  /s/ William Song
                                                  ------------------------------
                                                  Name:   William Song
                                                  Title:  Attorney-in-Fact






                                             THIRD POINT PARTNERS LP

                                             By:  Third Point Advisors LLC,
                                                  its general partner

                                             By:  Daniel S. Loeb,
                                                  Managing Member


                                             By:  /s/ William Song
                                                  ------------------------------
                                                  Name:   William Song
                                                  Title:  Attorney-in-Fact

                                             THIRD POINT PARTNERS QUALIFIED LP

                                             By:  Third Point Advisors LLC,
                                                  its general partner

                                             By:  Daniel S. Loeb,
                                                  Managing Member


                                             By:  /s/ William Song
                                                  ------------------------------
                                                  Name:   William Song
                                                  Title:  Attorney-in-Fact







                                             DANIEL S. LOEB


                                             By:  /s/ William Song
                                                  ------------------------------
                                                  Name:   William Song
                                                  Title:  Attorney-in-Fact









                                             /s/ Lawrence J. Bernstein
                                             -----------------------------------
                                             Lawrence J. Bernstein